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                        SUPPLEMENT TO THE PROSPECTUS OF
              MORGAN STANLEY DEAN WITTER CAPITAL APPRECIATION FUND
                             DATED JANUARY 29, 1998

    The last two sentences in the first paragraph under the subsection entitled "Portfolio Management" in the section of the Prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES" are hereby replaced by the following:

            The Fund's portfolio is managed within MSDW Advisors' Growth Group, which manages 31 funds and fund portfolios, with approximately $11.6 billion in assets as of September 30, 1998. Anita H. Kolleeny, Senior Vice President of MSDW Advisors, has been the primary portfolio manager of the Fund since November 1998, and has been assisted by Michelle Kaufman, Vice President of MSDW Advisors, since that time. Mses. Kolleeny and Kaufman have been portfolio managers with MSDW Advisors for over five years.

November 5, 1998